Prospectus

Templeton Global Opportunities Trust

CLASS A, B & C

INVESTMENT STRATEGY
GLOBAL GROWTH


MAY 1, 2000


[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

                  THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


         2        Goal and Strategies

         4        Main Risks

         8        Performance

         10       Fees and Expenses

         12       Management

         13       Distributions and Taxes

         14       Financial Highlights

                  YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]


         16       Choosing a Share Class

         20       Buying Shares

         22       Investor Services

         25       Selling Shares

         27       Account Policies

         30       Questions


                  FOR MORE INFORMATION

[Begin callout]
Where to learn more about the fund
[End callout]

         Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
------------------------------------------------------------------------------
GOAL The fund's investment goal is long-term capital growth.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the fund invests at least 65% of its total assets in the equity securities of companies located anywhere in the world, including developing or emerging markets. The fund may invest up to 40% of its total assets in securities of issuers located in developing countries or emerging markets, including up to 5% of its total assets in Russian securities.


[Begin callout]
The fund invests primarily in a globally diversified portfolio of equity securities.
[End callout]


An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The fund may from time to time have significant investments in one or more countries, and/or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for this fund, the manager applies a "bottom-up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the fund's assets in a temporary defensive manner or hold a substantial portion of the fund's portfolio in cash. Temporary defensive investments generally may include
(i) short-term (maturities of less than 12 months) and medium-term (maturities of up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities; (ii) finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined by the fund to be of comparable quality; and (iii) repurchase agreements with banks and broker-dealers. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
------------------------------------------------------------------------------

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices.

COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

LIQUIDITY The fund may invest up to 10% of its total assets in security with a limited trading market. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of bull and bear] PERFORMANCE
------------------------------------------------------------------------------


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 9 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]


33.32%   6.85%  38.13%  -4.01%  12.77%  24.19%  14.53%  -0.61%  27.17%
------- ------  ------- ------- ------- ------- ------- ------- -------
91        92      93      94      95      96      97      98       99
                                 YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
19.85%

WORST
QUARTER:
Q3 '98
-15.66%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                                   SINCE
                                                                 INCEPTION
                                               1 YEAR   5 YEARS  (2/28/90)
------------------------------------------------------------------------------
Templeton Global Opportunities Trust -
  Class A /2/                                   19.88%   13.83%   12.94%
MSCI All Country World Free Index /3/           26.82%   19.19%   12.95%
MSCI World Index /3/                            25.34%   20.25%   13.22%

                                                                  1 YEAR
------------------------------------------------------------------------------
Templeton Global Opportunities Trust -
  Class B /2/                                                     22.31%
MSCI All Country World Free Index/3/                              26.82%
MSCI World Index/3/                                               25.34%

                                                                   SINCE
                                                                  INCEPTION
                                                         1 YEAR   (5/1/95)
------------------------------------------------------------------------------
Templeton Global Opportunities Trust -
   Class C /2/                                           24.00%   14.20%
MSCI All Country World Free Index /3/                    26.82%   18.88%
MSCI World Index /3/                                     25.34%   19.74%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year-to-date return was 1.26% for Class A.

2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) All Country World Free Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. The unmanaged MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of bull and bear] FEES AND EXPENSES
------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                              CLASS A    CLASS B/1/    CLASS C
------------------------------------------------------------------------------
Maximum sales charge (load) as a
 percentage of offering price                 5.75%       4.00%        1.99%
  Load imposed on purchases                   5.75%       None         1.00%
  Maximum deferred sales charge (load)        None/2/     4.00%/3/     0.99%/4/
Exchange fee/5/                               $5.00       $5.00        $5.00

Please see "Choosing a Share Class" on page 16 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             CLASS A     CLASS B/1/   CLASS C
------------------------------------------------------------------------------
Management fees                                0.80%       0.80%       0.80%
Distribution and service (12b-1) fees/6/       0.25%       1.03%       0.99%
Other expenses                                 0.37%       0.37%       0.37%
                                            -----------------------------------
Total annual fund operating expenses           1.42%       2.20%       2.16%
                                            ===================================

1. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses for Class B are annualized.

2. Except for investments of $1 million or more (see page 16) and purchases by certain retirement plans without an initial sales charge.

3. Declines to zero after six years.

4. This is equivalent to a charge of 1% based on net asset value.

5. This fee is only for market timers (see page 28).

6. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the end
of the period:

CLASS A                             $711/1/   $998     $1,307    $2,179

CLASS B                             $623      $988     $1,380    $2,337/2/

CLASS C                             $416      $769     $1,248    $2,568

If you do not sell your shares:

CLASS B                             $223      $688     $1,180    $2,3372

CLASS C                             $317      $769     $1,248   $2,568


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------
Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $229 billion in assets.

The fund's lead portfolio manager is:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since November 1999. He joined the Franklin Templeton Group in 1985.

The following individuals have secondary portfolio management responsibilities:

GARY P. MOTYL CFA, DIRECTOR AND PRESIDENT OF INVESTMENT COUNSEL

Mr. Motyl has been a manager of the fund since 1995. He joined the Franklin Templeton Group in 1981.

HIEDI S. ANDERSEN CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Andersen has been a manager of the fund since 1998. She joined the Franklin Templeton Group in 1995.


The fund pays Investment Counsel a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 0.80% of its average daily net assets to the manager for its services.


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.


[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 1999, and by other auditors for the fiscal years before 1999.


CLASS A                                                YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------
                                           1999/1/       1998     1997     1996       1995
---------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year          14.63        15.32    14.62    12.57     11.84
                                    ---------------------------------------------------------
 Net investment income                        .25          .39      .38      .30       .16
 Net realized and unrealized gains
   (losses)                                  3.53         (.48)    1.70     2.69      1.33
                                    ---------------------------------------------------------
Total from investment operations             3.78         (.09)    2.08     2.99      1.49
                                    ---------------------------------------------------------
 Distributions from net investment
  income                                     (.34)        (.32)    (.37)    (.30)     (.16)
 In excess of net investment income            -             -      -       (.06)        -
 Distributions from net realized gains       (.95)        (.28)   (1.01)    (.58)     (.60)
                                     --------------------------------------------------------
Total distributions                         (1.29)        (.60)   (1.38)    (.94)     (.76)
                                     --------------------------------------------------------
Net asset value, end of year                17.12        14.63    15.32    14.62     12.57
                                     ========================================================
Total return (%)/2/                         27.17         (.61)   14.53    24.19     12.87

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)       682,277      656,108  786,219  634,478   510,777
Ratios to average net assets: (%)
 Expenses                                    1.42         1.41     1.37     1.45      1.52
 Net investment income                       1.61         2.38     2.30     2.10      1.19
Portfolio turnover rate (%)                 48.46         3.09    26.21     8.54     15.54



CLASS B                                    1999/3/
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year          14.63
                                            ---------
 Net investment income                        .08
 Net realized and unrealized gains           3.58
                                            ---------
Total from investment operations             3.66
                                            ---------
 Distributions from net investment
  income                                     (.30)
 Distributions from net realized gains       (.95)
                                            --------
Total distributions                         (1.25)
Net asset value, end of year                17.04
                                           =========
Total return (%)/4/                         26.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)           346
Ratios to average net assets: (%)
 Expenses                                    2.20
 Net investment income                        .52
Portfolio turnover rate (%)                 48.46



CLASS C                                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
                                           1999/1/            1998     1997    1996        1995/5/
------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year          14.50             15.17    14.52    12.53       12.26
                                    ------------------------------------------------------------------
 Net investment income                        .13               .24      .18      .24         .02
 Net realized and unrealized
  gains (losses)                             3.50              (.43)    1.77     2.63         .88
                                    -------------------------------------------------------------------
Total from investment operations             3.63              (.19)   1.95      2.87         .90
                                    -------------------------------------------------------------------
 Distributions from net investment
  income                                     (.22)             (.20)    (.29)   (.24)        (.12)
 In excess of net investment income            -                -          -    (.06)          -
 Distributions from net realized gains       (.95)             (.28)   (1.01)   (.58)        (.51)
                                    ----------------------------------------------------------------
Total distributions                         (1.17)             (.48)   (1.30)   (.88)        (.63)
                                    --------------------------------------------------------------------
Net asset value, end of year                16.96             14.50    15.17   14.52        12.53
                                    ===================================================================
Total return (%)/6/                         26.28             (1.29)   13.74   23.28         7.43

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)        32,410            33,423   38,627   11,622       2,264
Ratios to average net assets: (%)
 Expenses                                    2.16              2.16     2.12     2.20        2.22/7/
 Net investment income (loss)                 .87              1.62      .93     1.12        (.01)/7/
Portfolio turnover rate (%)                 48.46              3.09    26.21    18.54       15.54

1. Based on average weighted shares outstanding.

2. Total return does not reflect sales commissions.

3. Effective date of Class B shares was January 1, 1999. Based on average weighed shares outstanding.

4. Total return does not reflect the contingent deferred sales charge and is not annualized.

5. For the period May 1, 1995 (effective date) to December 31, 1995.

6. Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

7. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS
-------------------------------------------------------------------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.



CLASS A                             CLASS B                      CLASS C
----------------------------------------------------------------------------------------------------
o Initial sales charge of          o No initial sales charge     o Initial sales charge of 1%
  5.75% or less

o Deferred sales charge of         o Deferred sales charge of    o Deferred sales charge of
  1% on purchases of $1              4% on shares you sell         1% on shares you sell within
  million or more sold               within the first year,        18 months
  sell within 12 months              declining to 1% within
                                     six years and eliminated
                                     after that                  o Higher annual expenses than
                                                                   than Class A (same as Class
o Lower annual expenses            o Higher annual expenses than   B) due to higher distribution
  than Class B or C due to           Class A (same as Class C)     fees. No conversion to Class A
  lower distribution fees            due to higher distribution    shares, so annual expenses do
                                     fees. Automatic conversion    not decrease.
                                     to Class A shares after
                                     eight years, reducing future
                                     annual expenses.


SALES CHARGES - CLASS A



                                     THE SALES CHARGE
                                     MAKES UP THIS %            WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT         OF THE OFFERING PRICE     OF YOUR NET INVESTMENT
------------------------------------------------------------------------------------------
Under $50,000                               5.75                      6.10

$50,000 but under $100,000                  4.50                      4.71

$100,000 but under $250,000                 3.50                      3.63

$250,000 but under $500,000                 2.50                      2.56

$500,000 but under $1 million               2.00                      2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 19), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 18).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN              THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM           YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------------
1 Year                                                4
2 Years                                               4
3 Years                                               3
4 Years                                               3
5 Years                                               2
6 Years                                               1
7 Years                                               0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 18). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.


RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.


DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                 MAKES UP THIS %            WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING PRICE     OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                     1.00                          1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS
        NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C
The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 23 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                         TO SIGN UP FOR THESE PROGRAMS,
          COMPLETE THE APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of paper with lines and someone writing] BUYING SHARES
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

-------------------------------------------------------------------------------------------------
                                                            INITIAL              ADDITIONAL
-------------------------------------------------------------------------------------------------
Regular accounts                                              $1,000            $50


Automatic investment plans                                    $50 ($25 for an   $50($25 for an
                                                              Education IRA)    Education IRA)


UGMA/UTMA accounts                                            $100   $50

Retirement accounts                                           no minimum        no minimum
(other than IRAs, IRA rollovers, Education
 IRAs or Roth IRAs)

IRAs, IRA rollovers, Education IRAs or Roth IRAs              $250              $50

Broker-dealer sponsored wrap account programs                 $250              $50

Full-time employees, officers, trustees and                   $100              $50
directors of Franklin Templeton entities, and
their immediate family members

                    PLEASE NOTE THAT YOU MAY ONLY BUY SHARES
           OF A FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


BUYING SHARES
---------------------------------------- -------------------------------------- --------------------------------------
                                         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of hands shaking]
THROUGH YOUR INVESTMENT REPRESENTATIVE   Contact your investment                Contact your investment
                                         representative                         representative
--------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of envelope]             Make your check payable to Templeton   Make your check payable to Templeton
                                         Global Opportunities Trust.            Global Opportunities Trust. Include
BY MAIL                                                                         your account number on the check.

                                         Mail the check and your signed
                                         application to Investor Services.      Fill out the deposit slip from your
                                                                                account statement. If you do not have
                                                                                a slip, include a note with your name,
                                                                                the fund name, and your account number.

                                                                                Mail the check and deposit slip or note
                                                                                to Investor Services.
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of three lightning       Call to receive a wire control         Call to receive a wire control
bolts]                                   number and wire instructions.          number and wire instructions.

BY WIRE                                  Wire the funds and mail your signed    To make a same day wire investment,
1-800/632-2301                           application to Investor Services.      please call us by 1:00 p.m. Pacific
(or 1-650/312-2000 collect)              Please include the wire control        time and make sure your wire arrives
                                         number or your new account number on   by 3:00 p.m.
                                         the application.

                                         To make a same day wire investment,
                                         please call us by 1:00 p.m. Pacific
                                         time and make sure your wire arrives
                                         by 3:00 p.m.
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of two arrows            Call Shareholder Services at the       Call Shareholder Services at the
pointing in opposite directions]         number below, or send signed written   number below or our automated
                                         instructions. The TeleFACTS system     TeleFACTS system, or send signed
BY EXCHANGE                              cannot be used to open a new account.   written instructions.


TeleFACTS(R)                             (Please see page 23 for information    (Please see page 23 for information
1-800/247-1753                           on exchanges.).                        on exchanges.)
(around-the-clock access)
---------------------------------------- -------------------------------------- --------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with handset] INVESTOR SERVICES
-------------------------------------------------------------------------------


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA).

AUTOMATIC PAYROLL DEDUCTION You may invest in the fund automatically by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
28).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES
-------------------------------------------------------------------------------


You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age
59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------- ----------------------------------------------
                                 TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------- ----------------------------------------------
[Insert graphic of hands         Contact your investment representative
shaking]

THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------- ----------------------------------------------
[Insert graphic of envelope]     Send written instructions and endorsed share
                                 certificates (if you hold share certificates)
BY MAIL                          to Investor Services. Corporate, partnership
                                 or trust accounts may need to send additional documents.

                                 Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                 A check will be mailed to the name(s) and
                                 address on the account, or otherwise according
                                 to your written instructions.
-------------------------------- ----------------------------------------------
[Insert graphic of phone]        As long as your transaction is for $100,000 or
                                 less, you do not hold share certificates and
                                 you have not changed your address by phone
                                 within the last 15 days, you can sell your
BY PHONE                         shares by phone.
1-800/632-2301
                                 A check will be mailed to the name(s) and
                                 address on the account. Written instructions,
                                 with a signature guarantee, are required to
                                 send the check to another address or to make
                                 it payable to another person.
-------------------------------- ----------------------------------------------


[Insert graphic of three         You can call or write to have redemption
lightning bolts]                 proceeds sent to a bank account. See the
                                 policies above for selling shares by mail or phone.

BY ELECTRONIC FUNDS              Before requesting to have redemption proceeds
 TRANSFER (ACH)                  sent to a bank account, please make  sure
                                 we have your bank account information on file.
                                 If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                                 If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.


-------------------------------- ----------------------------------------------
[Insert graphic of two arrows    Obtain a current prospectus for the fund you
pointing in opposite             are considering.
directions]
                                 Call Shareholder Services at the number below
BY EXCHANGE                      or our automated TeleFACTS system, or send
                                 signed written instructions. See the policies above for selling shares by mail or phone.

TeleFACTS(R)                     If you hold share certificates, you will need
1-800/247-1753                   to return them to the fund before your exchange
(around-the-clock access)        can be processed.
-------------------------------- ----------------------------------------------
              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES
--------------------------------------------------------------------------------
CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The fund may restrict or refuse purchases or exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested a redemption or exchange out of the fund within two weeks of an earlier redemption or exchange request, or (ii) purchased or redeemed shares (directly or by exchange) out of the fund more than twice in a calendar quarter, or (iii) purchased or exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.


DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.



                                              CLASS A    CLASS B     CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                                    -       4.00        2.00
Investment under $50,000                       5.00          -           -
$50,000 but under $100,000                     3.75          -           -
$100,000 but under $250,000                    2.80          -           -
$250,000 but under $500,000                    2.00          -           -
$500,000 but under $1 million                  1.60          -           -
$1 million or more                       up to 1.00/1/       -           -
12b-1 fee to dealer                            0.25       0.25/2/     1.00/3/


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1/ and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME                     TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------------
Shareholder Services                1-800/632-2301            5:30 a.m. to 5:00 p.m.
                                                              6:30 a.m. to 2:30 p.m. (Saturday)

Fund Information                    1-800/DIAL BEN            5:30 a.m. to 8:00 p.m.
                                   (1-800/342-5236)           6:30 a.m. to 2:30 p.m. (Saturday)


Retirement Services                 1-800/527-2020            5:30 a.m. to 5:00 p.m.

Advisor Services                    1-800/524-4040            5:30 a.m. to 5:00 p.m.


Institutional Services              1-800/321-8563            6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)              1-800/851-0637            5:30 a.m. to 5:00 p.m.



FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R) TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com


You also can obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-8226                           415 P 05/00